UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2020

VECTRUS, INC.

(Exact name of Registrant as specified in its charter)

Indiana	0001-36341	38-3924636
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2424 Garden of the Gods Road, Suite 300
Colorado Springs, CO 80919
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (719) 591-3600

Not Applicable
(Former name or former address, if changed since last report)
Securities Registered Under Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	VEC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Mr. Kevin T. Boyle, Senior Vice President, Chief Legal Officer and General Counsel of Vectrus, Inc. (the “Company”) was identified as one of the named executive officers for 2019 in the Company’s 2020 Final Proxy Statement filed with the Securities and Exchange Commission on March 26, 2020 in connection with the Company’s 2020 Annual Meeting of Shareholders. Therefore, the Company is filing this Current Report on Form 8-K pursuant to Item 5.02(e) to provide disclosure in connection with the compensatory arrangements with Mr. Boyle.

On October 3, 2018, the Company and Mr. Boyle entered into an employment letter (the "Boyle Employment Letter") setting forth the terms and conditions of his employment as Senior Vice President, Chief Legal Officer and General Counsel of the Company. Mr. Boyle joined the Company on October 15, 2018. The material terms of the Boyle Employment Letter are set forth below.

1.	Compensation and Benefits.
a.	Annual Base Salary. Mr. Boyle’s initial base salary was $365,019.20.
b.
2018 Target Annual Incentive. Mr. Boyle is eligible to participate in the Company’s Annual Incentive Plan with a target award of 55% of his annual base salary, starting in 2018. For 2018, the award was prorated based on the number of months worked in 2018.

c.
Long-Term Incentives. Mr. Boyle is eligible to participate in the Company's Long-Term Incentive Award Program, subject to approval of his awards by the Compensation and Personnel Committee of the Board of Directors. For 2018, he was recommended for a total target award of $250,000, comprised of 50% in the form of a cash target based on the Company's relative total shareholder return performance (subject to a three-year performance period beginning January 1, 2018 through December 31, 2020), and 50% in restricted stock units. The restricted stock units will vest in one-third installments on the first, second and third anniversaries of the grant date.

d.	Other Benefit Programs. Mr. Boyle is eligible to participate in the Company’s benefit plans that are applicable to other employees.

The foregoing description of the terms of the Boyle Employment Letter is not complete and is subject to and qualified in its entirety by the Boyle Employment Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Boyle Employment Letter, dated October 3, 2018 between Vectrus, Inc. and Kevin T. Boyle

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2020	VECTRUS, INC.
	By:	/s/ Kathryn S. Lamping
	Its:	Deputy General Counsel and Corporate Secretary